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                                                                    Exhibit 32.2


                                  CERTIFICATION



         Pursuant to 18 U.S.C. Section 1350, I, William J. Eckert IV, Chief Financial Officer of PRUCO Life Insurance Company of New Jersey (the "Company"), hereby certify that the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  November 14, 2003





                                              /s/ William J. Eckert, IV
                                              ------------------------------
                                              Name:  William J. Eckert, IV
                                              Title: Chief Financial Officer






         The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.







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